UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

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|_| Preliminary Proxy Statement      |_| Confidential, for Use of the Commission
|X| Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-12

                          FLANIGAN'S ENTERPRISES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                          FLANIGAN'S ENTERPRISES, INC.

                              5059 N.E. 18th Avenue
                         Fort Lauderdale, Florida 33334

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, FEBRUARY 29, 2008


To the Shareholders of Flanigan's Enterprises, Inc.,

Please  take  notice  that the Annual  Meeting  of  Shareholders  of  Flanigan's
Enterprises, Inc., a Florida corporation, (the "Company"), will be held on Friday, February 29, 2008 at 10:00 a.m., local time, at our corporate headquarters, 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334 to consider and act upon the following matters:

         (1) To elect three directors of the Company to hold office until the year 2011 Annual Meeting and until their successors are elected; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. All shareholders are invited to attend the meeting in person. Only shareholders of record at the close of business on January 8, 2008 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. Any shareholder attending the meeting and entitled to vote may do so in person, even if such shareholder returned a proxy.

                                        By Order of the Board of Directors

                                        Jeffrey D. Kastner
                                        Secretary

                                        Fort Lauderdale, Florida
                                        January 25, 2008

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WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND RETURN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH WILL ENSURE REPRESENTATION OF YOUR SHARES. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

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                          FLANIGAN'S ENTERPRISES, INC.

                              5059 N.E. 18th Avenue
                         Fort Lauderdale, Florida 33334

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, FEBRUARY 29, 2008

The Board of Directors of Flanigan's Enterprises, Inc. (the "Company"), is furnishing this proxy statement to you in connection with our solicitation of proxies to be used at our Annual Meeting of Shareholders, (the "Annual Meeting"), to be held Friday, February 29, 2008, at 10:00 a.m., local time, or at any postponement(s) or adjournment(s) thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our corporate offices at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334. The telephone number at that location is 954-377-1961. Unless the context indicates otherwise, all references in this proxy statement to "we", "us", "our", "Flanigan's" or the "Company" mean Flanigan's Enterprises, Inc.

The date of this proxy statement is January 25, 2008 and it was first mailed on or about January 29, 2008 to shareholders entitled to vote at the Annual Meeting.

                             ABOUT OUR ANNUAL MEETING

What is the purpose of our Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy, including the election of three directors for a term of three years and to consider and act upon any other matters that may properly come before the meeting. In addition, our management will report on our performance during fiscal year 2007 and respond to appropriate questions from shareholders.

                                     VOTING

Who can attend the meeting?

All shareholders as of the close of business on January 8, 2008, (the "Record Date"), or their duly appointed proxies, may attend our Annual Meeting. Even if you currently plan to attend our Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you cannot attend our Annual Meeting.

If you hold shares in "street name", that is, through a broker or other nominee, you will need to bring a copy of your brokerage statement reflecting your stock ownership as of the Record Date and check in with our Inspectors of Election at our Annual Meeting.

Who is entitled to vote at the meeting?

Only holders of our common stock of record on the Record Date are entitled to receive notice of and to vote the common shares held by them on that date at our Annual Meeting, or any postponement(s), adjournment(s) or continuation(s) of our meeting.

What are the voting rights of our shareholders?

On the Record Date, there were 1,889,533 shares of our common stock outstanding, each of which is entitled to one vote with respect to each matter to be voted on at our Annual Meeting. Therefore, if you owned 100 shares of our common stock on the Record Date, you may cast 100 votes for each matter properly presented at the Annual Meeting.

What constitutes a quorum?

The presence at our Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding as of the Record Date will constitute a "quorum", permitting our meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum. If you hold your shares in "street name" through a broker or other representative and the broker or representative indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, (broker non-votes), the shares represented by such broker non-votes will be counted in determining the presence of a quorum.

If less than a majority of outstanding common shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

Will my shares be voted if I do not provide my proxy?

If your shares are held in the name of a brokerage firm, they may be voted by the brokerage firm (as indicated above) even if you do not give the brokerage firm specific voting instructions. If you are a registered shareholder and hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the meeting.

How do I vote?

You can vote in any of the following ways:

(1)      To vote by mail:
         o        Mark, sign and date each proxy card that you receive; and
         o        Return it in the enclosed prepaid envelope.

(2)      To vote in person if you are a registered shareholder:
         o        Attend our Annual Meeting;
         o        Bring valid photo identification; and
         o        Deliver your completed proxy card or ballot in person.

(3)      To vote in person if your shares are held in "street name":
         o        Attend our Annual Meeting;
         o        Bring valid photo identification; and
         o Obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

Prior to the Annual Meeting, we will select one or more Inspectors of Election. These Inspectors will determine the number of common shares represented at the meeting, the existence of a quorum, the validity of proxies and will count the ballots and votes and will determine and report the results to us.

What does it mean if I get more than one proxy card?

It means you hold shares registered in more than one account. Please vote or provide a proxy for all accounts in one of the manners described above to ensure that all your shares are voted.

Can I change my vote after I return my proxy card?

Yes, even after you have submitted your proxy card you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

The enclosed proxy is solicited on behalf of our Board of Directors. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote:

         o "FOR" the election of August Bucci, Germaine M. Bell and Patrick J. Flanigan to serve on our Board of Directors for the next three years and until their successors are elected.

Our Board of Directors does not foresee or have any reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any nominee is not available for election and a substitute nominee is designated by the Board of Directors, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each item?

Election of Directors: A plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

Other Items: For most other items which may properly come before the meeting, the affirmative vote of a majority of the common shares present, either in person or by proxy, and voting will be required for approval, unless otherwise required by law. You may vote "FOR", "AGAINST" or "ABSTAIN" on any other proposal.

If you sign your proxy card or broker voting instruction card with no further information, your shares will be voted in accordance with the recommendations of our Board, i.e., "FOR" all proposals.

So far as our management is aware, no matters other than those described in this proxy statement will be acted upon at our Annual Meeting. In the event any other matters properly come before our Annual Meeting for a vote of shareholders, the persons named as proxies on the proxy card will vote in accordance with their best judgment on such other matters.

Who pays for the preparation of the proxy statement and the cost of soliciting votes for our Annual Meeting?

We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and we may reimburse those persons for their expenses incurred in connection with these activities. We will compensate only independent third party agents that are not affiliated with us to solicit proxies. At this time, we do not anticipate that we will be retaining a third party solicitation firm, but should we determine, in the future, that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expenses associated with retaining this solicitation firm.

How and when may I submit proposals or director nominations for inclusion in the Proxy Statement for our 2009 Annual Meeting?

If you would like to submit a proposal for the 2009 Annual Meeting of Shareholders, it must be received by our Secretary, Jeffrey D. Kastner, at our corporate headquarters located at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334, at any time prior to September 26, 2008, and must otherwise comply with Rule 14a-8 under the Exchange Act, in order to be eligible for inclusion in the proxy statement for that meeting, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before mailing.

In general, advance notice of nominations of persons for election to the Board or the proposal of business to be considered by the shareholders must be given to our Secretary not less than 120 days prior to the first anniversary of the date of the mailing of materials regarding the prior year's annual meeting, which mailing date is identified above in this Proxy Statement, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before.

A shareholder's notice of nomination should set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reason for conducting such business at the meeting and any material interest to such business of such shareholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made,
(A) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, (B) the number of shares of common stock that are owned, (beneficially or of record), by such shareholder and such beneficial owner,  (C) a description of all  arrangements  or  understandings  between such shareholder and such beneficial owner and any other person or persons, (including their names), in connection with the proposal of such business by such shareholder and any material interest of such shareholder and of such beneficial owner in such business, and (D) a representation that such shareholder or its agent or designee intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

You should review the information contained in this proxy statement separately from our 2007 Annual Report to Shareholders. Our principal corporate offices are located at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334, and our telephone number is (954) 377-1961. A list of shareholders entitled to vote at the Annual Meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any shareholder.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

The following table shows, as of January 8, 2008, the beneficial ownership of our Common Stock by (i) any person or group who is known by us to be the beneficial owner of more than 5% of our Common Stock; (ii) each of our current directors, including the nominees for director; (iii) each of the Named Executive officers, (as defined herein); and (iv) all our current directors and executive officers as a group. Unless otherwise indicated, the address for each beneficial owner is c/o Flanigan's Enterprises, Inc., 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334.

The following table is based upon information supplied by our officers, directors, principal shareholders and schedules 13D and 13G filed with the United States Securities and Exchange Commission, (the "SEC"). The number of shares of our common stock is determined under the rules of the SEC. Under the SEC rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also includes any shares that the individual or entity has the right to acquire through the exercise of stock options or warrants and any references in the footnotes to this table to shares subject to stock options or warrants refers only to stock options or warrants that are so exercisable. For purposes of computing the percentage of outstanding shares of our common stock held by each person or entity, any shares that such person or entity has the right to acquire are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that the shareholders named in this table have sole voting and investment power with respect to the shares of our common stock indicated as beneficially owned. The inclusion in the table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

                                                   Amount and
                                                   Nature of
                                                   Beneficial
                                                   Ownership as of      Percent
Name and Address of Beneficial Owner               January 8, 2008(1)   of Class(2)
------------------------------------               ------------------   ----------
5% Shareholders:
         Ann N. Flanigan                                  243,969       12.9%
         Robino Stortini Holdings LLC (3)                 128,500        6.8%
              6 Larch Avenue, Suite 101
              Wilmington, Delaware 19804
         Jeffrey D. Kastner (4)                           477,323       24.9%
         James G. Flanigan (5)                            298,111       15.2%
         Michael B. Flanigan (6)                          148,138        7.8%
         Patrick J. Flanigan (7)                          108,200        5.7%

                                       6

Current Named Executive Officers and Directors:
         Jeffrey D. Kastner (4)                           477,323       24.9%
         James G. Flanigan (5)                            298,111       15.2%
         Michael B. Flanigan (6)                          148,138        7.8%
         Patrick J. Flanigan (7)                          108,200        5.7%
         August Bucci (8)                                  19,500        *
         Christopher O'Neil                                 6,500        *
         Barbara J. Kronk                                      --
         Germaine M. Bell                                      --
         Mike Roberts                                          --
         Jean Picard                                        1,070        *
         All current executive officers and directors   1,058,842        56.0%
              as a group (10 persons) (4)(5)(6)(7)(8)

--------------------------------
* less than one (1%) percent of the outstanding shares of class.

(1) The persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, except as noted in the footnotes below.

(2) Applicable percentage ownership is based upon 1,889,533 shares of common stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of common stock subject to options currently exercisable or exercisable within 60 days after the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options, as the case may be, but are not deemed outstanding for computing the percentage ownership of any other person.

(3) Based solely on reports filed by Robino Stortini Holdings LLC with the SEC.

(4) Includes 7,500 shares issuable upon the exercise of stock options and 449,500 shares which are owned of record (in equal shares) by five separate trusts of which Jeffrey D. Kastner is one of three trustees. As a trustee, Mr. Kastner has shared voting and investment power of these shares. The five trusts include the trusts established by Joseph
         G. Flanigan for James G. Flanigan (See Note (5) below), Michael B. Flanigan (See Note (6) below) and Patrick J. Flanigan (See Note (7) below).

(5) Includes 10,000 shares issuable upon the exercise of stock options, 89,900 shares which are owned of record by a trust of which James G. Flanigan is one of three trustees and a beneficiary (for which Mr. Flanigan has shared voting and investment power), 400 shares owned as custodian for his children (for which Mr. Flanigan has shared voting and investment power), 5,600 shares owned by his spouse (for which Mr. Flanigan has shared voting and investment power) and 13,700 shares owned of record by a trust, the beneficiaries of which are his children, and of which he is the sole trustee.

(6) Includes 89,900 shares owned of record by a trust of which Michael B. Flanigan is one of three trustees and a beneficiary (for which Mr. Flanigan has shared voting and investment power), 1,000 shares owned by his spouse (for which Mr. Flanigan has shared voting and investment power), 10,200 shares owned of record by a trust, the beneficiaries of which are his children and of which he is the sole trustee and 3,500 shares owned of record by a trust, the beneficiaries of which are his step children and of which he is the sole trustee.

(7) Includes 89,900 shares owned of record by a trust of which Patrick J. Flanigan is one of three trustees and a beneficiary (for which Mr. Flanigan has shared voting and investment power), 2,000 shares owned by his spouse (for which Mr. Flanigan has shared voting and investment power), 400 shares owned by his spouse as custodian for his children (for which Mr. Flanigan has shared voting and investment power) and 13,700 shares owned of record by a trust, the beneficiaries of which are his children and of which he is the sole trustee.

(8)      Includes 7,500 shares issuable upon the exercise of stock options.


            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, (the "Exchange Act"), requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.


Based solely upon review of the copies of such reports and any amendments thereto furnished to us during and with respect to our 2007 fiscal year or written representations from certain reporting persons that were not required to file, we believe that during fiscal year 2007, our executive officers, directors and greater-than-10% stockholders complied with all applicable Section 16(a) filing requirements, except that (i) James G. Flanigan filed three (3) Form 4s late, which filings represented eleven (11), eight (8) and seven (7) transactions, respectively; (ii) Michael Flanigan filed three (3) Form 4s late, two (2) of which represented six (6) transactions each and one (1) of which represented one (1) transaction, respectively; and (iii) August Bucci filed three (3) Form 4s late, which filings represented five (5), two (2) and fourteen
(14) transactions, respectively, during fiscal year 2007.

                       PROPOSAL I - ELECTION OF DIRECTORS

Our By-Laws provide for a Board of Directors, which consists of three classes of directors of three directors each. Three directors are to be elected to replace those of the class whose terms expire this year. The three directors to be elected at the Annual Meeting shall serve for a three year term expiring in 2011 and until their respective successors are elected and qualified. All of the nominees named herein are presently serving as members of our Board of Directors. We have no reason to believe that any of those named below will be unable or unwilling to serve. If for any reason any nominee named is unable to serve, the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the size of the Board.

Nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors. The proxy holders will vote the proxies for the below three nominees.

The name of each nominee, his/her age, the year in which he/she was first elected as a director, his/her principal occupation or occupations for the past five years and positions (other than director) with the Company, based upon information furnished to us by the nominees, are as follows:

                           Director
Name and Age               Since       Principal Occupation for Past Five Years
------------               -----       ----------------------------------------

August Bucci  (63)         2005        Chief Operating Officer; Executive Vice
Germaine M. Bell (75)      1984        President Retired
Patrick J. Flanigan (47)   1991        President of B.D. 43 Corp., a franchisee
                                       since 1985; President of B.D. 15 Corp.,
                                       general partner of CIC Investors #15,
                                       Ltd., a franchisee since 1997

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
              VOTE FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES.
                   PROXY CARDS PROPERLY EXECUTED AND RETURNED
                WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE
                          INDICATED ON THE PROXY CARD.

The following table sets forth the name and address of each of our directors, including director nominees and executive officers, the year each current director first became a director, and the age and positions currently held by each such individual with us. The following table is as of January 25, 2008.

                        Year First Became          Positions and Offices
Name                    a Director           Age   with the Company
---------------------   ------------------   ---   ---------------------------

James G. Flanigan       1991                  43   Chief Executive Officer,
                                                   President, Director
Jeffrey D. Kastner      1985                  54   Chief Financial Officer,
                                                   General Counsel, Secretary,
                                                   Director
August Bucci            2005                  63   Chief Operating Officer,
                                                   Executive Vice President,
                                                   Director
Patrick J. Flanigan     1991                  47   Director
Michael B Flanigan.     2005                  45   Director
Barbara J. Kronk        2004                  62   Director
Mike Roberts            2001                  69   Director
Germaine M. Bell        1984                  75   Director
Christopher O'Neil      2006                  42   Supervisor, Director

Non-Director Officers

Jean Picard                                   69   Vice President of Package
                                                   Operations


Directors and Nominees

JAMES G. FLANIGAN joined our Board of Directors in 1995. Mr. Flanigan has been a Vice President and shareholder of Twenty Seven Birds Corporation, a franchisee of the Company since 1985. Mr. Flanigan was elected President of the Company in 2002 and Chairman of the Board of Directors and Chief Executive Officer in 2005. Mr. Flanigan is the son of our former Chairman of the Board of Directors and former Chief Executive Officer, Joseph G. Flanigan, and is the brother of Directors, Patrick J. Flanigan and Michael B. Flanigan.

JEFFREY D. KASTNER joined our Board of Directors in 1985. Mr. Kastner was employed by the Company as a corporate attorney from 1979-1982 and has been general counsel since 1982. Mr. Kastner was Assistant Secretary of the Company from 1995-2004 and has been Secretary since 2004. In 2004, Mr. Kastner was elected Chief Financial Officer of the Company. From 1983 through 2004, Mr. Kastner was the President of Jeffrey D. Kastner, P.A., a law firm and engaged in the private practice of law. Mr. Kastner received a Juris Doctor in Law in 1978 from the University of Florida, Gainesville, Florida.

AUGUST BUCCI joined our Board of Directors in 2005. Mr. Bucci was employed by the Company as its Entertainment Director from 1978-1980; re-hired as Director of Advertising in 1984; Supervisor of the Company's out of state bars and nightclubs in 1985; Supervisor of Restaurants, Nightclubs and Bars in 1988; Director of Operations - Restaurant Division in 1990; Vice President of Restaurant Operations in 2002; and Chief Operating Officer and Executive Vice president in 2003.

PATRICK J. FLANIGAN joined our Board of Directors in 1991. Mr Flanigan has been the President and sole shareholder of B. D. 43 Corp., a franchisee of the Company since 1985. Mr. Flanigan has also been the President and sole shareholder of B.D. 15 Corp., the general partner of another franchisee since 1997. Mr. Flanigan is the son of our former Chairman of the Board of Directors and former Chief Executive Officer, Joseph G. Flanigan, and is the brother of Directors, James G. Flanigan and Michael B. Flanigan.

MICHAEL B. FLANIGAN joined our Board of Directors in 2005. Mr. Flanigan has been the President and shareholder of Twenty Seven Birds Corporation, a franchisee of the Company since 1985. Mr. Flanigan is the son of our former Chairman of the Board of Directors and former Chief Executive Officer, Joseph G. Flanigan, and is the brother of Directors, Patrick J. Flanigan and Michael B. Flanigan.

CHRISTOPHER O'NEIL joined our Board of Directors in 2006. Employed in various capacities by the Company since 1998, as of 2003, Mr. O'Neil has been employed by the Company as a Supervisor where his responsibilities include restaurant and maintenance supervision.

BARBARA J. KRONK joined our Board of Directors in 2004. Mrs. Kronk is a certified public accountant, who has been self-employed as a tax practitioner since 1987. From 1988-2006, Mrs. Kronk was employed as an Instructor of Accounting by the Florida Metropolitan University, Fort Lauderdale and Pompano Beach, Florida, where she also served as Department Chair of Accountancy from 1998-2002. From 1987-1997 and again from 2002-2004, Mrs. Kronk was an Adjunct Instructor of Accounting at various educational institutions in the Fort Lauderdale, Florida area. Mrs. Kronk received a Master's degree in accounting from Nova University, Fort Lauderdale, Florida.

MIKE ROBERTS joined our Board of Directors in 2001. Mr. Roberts is the founder of and has been a partner in The Action Group, Inc., sales and marketing consultants to the beverage industry, since 2001. From 1999-2001, Mr. Roberts was a sales associate with Ginger Spirits, a liquor and wine broker, and from 1979-1999 held various executive sales positions with Southern Wine & Spirits of America.

GERMAINE M. BELL joined our Board of Directors in 1984. Mrs. Bell is retired, but was employed by the Company from 1981 - 1993 as executive secretary to our former Chairman of the Board of Directors, Joseph G. Flanigan, and was our Assistant Secretary from 1986 - 1993.

Executive Officers

JEAN PICARD has been an employee of the Company since 1961. He has been Vice President of Package Store Operations since 2002 and the Company's liquor purchaser since 1998.


                  BOARD OF DIRECTORS STRUCTURE AND COMPENSATION

Board of Director Structure and Committees

Our business, property and affairs are managed under the direction of our Board of Directors, except with respect to those matters reserved for our shareholders. Our Board of Directors establishes our overall corporate policies, reviews the performance of management in executing our business strategy and managing our day-to-day operations and acts as an advisor to management. Our Board's mission is to further the long-term interest of our shareholders. Members of the Board of Directors are kept informed of our business through discussions with management, primarily at meetings of the Board of Directors and its committees and through reports and analyses presented to them. Significant communications between our directors and management may occur apart from these meetings.

James G. Flanigan serves as Chairman of our Board of Directors. The Board of Directors held a total of four meetings during our 2007 fiscal year, which ended on September 29, 2007 and acted once by written consent in lieu of a meeting for the sole purpose of approving our annual baby back rib supply contract. Every director attended all meetings of the Board of Directors, and all meetings of the committees of the Board of Directors on which the director served. The Board of Directors has determined that the we are a "controlled" company as defined by the American Stock Exchange ("AMEX") and SEC rules since more than 50% of our issued and outstanding common stock is owned by the immediate family of our Chairman of the Board of Directors, including through revocable and irrevocable trusts established by our former Chairman, Joseph G. Flanigan, for his children and grandchildren, and other officers and directors of the Company. As a "controlled' company, the majority of the Board of Directors need not be independent and the Board of Directors has determined that only Mike Roberts, Barbara J. Kronk and Germaine M. Bell are independent as defined by the AMEX and SEC rules.

The Board of Directors currently has three committees, the Audit Committee, the Independent Committee and the Corporate Governance and Nominating Committee, each as described below.

Audit Committee

The Audit Committee of the Board of Directors, which currently consists of Barbara J. Kronk, Germaine M. Bell and Mike Roberts, reviews the auditing, accounting, financial reporting and internal control functions and selects our independent auditors. This committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website,  www.flanigans.net.  which committee annually
                                    -----------------
reviews and assesses for adequacy. All of the committee members are independent as required by applicable AMEX and SEC rules. The committee met four times during fiscal year 2007. The Board of Directors has determined that Barbara J. Kronk satisfies the definition of "audit committee financial expert" as promulgated by the SEC by virtue of her educational and work experience as described above.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee held four meetings during fiscal year 2007. The Audit Committee meets separately with our Chief Financial Officer and our independent public accountants, Rachlin LLP (f/k/a Rachlin Cohen & Holtz, LLP), at selected meetings. The Audit Committee oversees the financial accounting and reporting processes, system of internal control, audit process and process for monitoring compliance with laws and regulations. The Audit Committee is responsible for, among other things, the appointment of the independent auditors and the preparation of the report to be included in our annual proxy statement pursuant to rules of the SEC. The charter of the Audit Committee, as approved by the Board of Directors, is posted at our website, www.flanigans.net.
                                                  -----------------

Our management has primary responsibility for preparing our financial statements and for its financial reporting process. Our independent auditors are responsible for expressing an opinion about whether our financial statements are fairly presented in all material respects in conformity with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these procedures.

         The Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with management and with the independent auditors, with and without management present.

2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, as amended, and those requirements under the Sarbanes-Oxley Act of 2002.

3. The Audit Committee has received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No.1, "Independent Discussions for Audit Committees" and has discussed with the independent auditors the independent auditors' independence, including whether the independent auditors' provision of non-audit services to us is compatible with the independent auditors' independence.

         Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to our Board of Directors and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 29, 2007 for filing with the SEC.

           Submitted by the Audit Committee of the Board of Directors

                         Members of the Audit Committee

                          Barbara J. Kronk, Chairperson
                                Germaine M. Bell
                                  Mike Roberts

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.


Independent Committee

The members of the Independent Committee are all of the independent directors, Barbara J. Kronk, Germaine M. Bell and Mike Roberts. The primary function of the Independent Committee is to assist the Board of Directors on matters that may come before it requiring independent investigation and/or guidance. During fiscal year 2007, no matters were referred to the Independent Committee by the Board of Directors. This committee met once during fiscal year 2007.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee, are James G. Flanigan, Barbara J. Kronk and Mike Roberts. This committee is responsible for nominating individuals to serve as members of our Board of Directors and for establishing policies affecting corporate governance. Committee members, Barbara
J. Kronk and Mike Roberts are considered independent as defined under applicable AMEX and SEC rules. The committee will consider properly recommended shareholder nominations for directors. This committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website, www.flanigans.net. The committee's policy is to identify and consider candidates for election as directors, including candidates recommended by our shareholders. For a description of the process for nominating directors, see "About the Proxy Materials and the Annual Meeting - How and when may I submit proposals or director nominations for inclusion in the Proxy Statement for the 2009 Annual Meeting?" This committee met once during fiscal year 2007.

Consideration of Director Nominees

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The committee regularly assesses the appropriate size of the Board and whether any vacancies of the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the

Corporate Governance and Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the committee through current Board members, shareholders or other persons. The committee has not paid fees to any third party to identify, evaluate or to assist in identifying or evaluating, potential nominees, but may determine it necessary in the future. These candidates will be evaluated at meetings of the Corporate Governance and Nominating Committee. Nominees recommended by persons other than the current Board members or executive officers will be subject to the process described in "About the Proxy Materials and the Annual Meeting - How and when may I submit proposals or director nominations for inclusion in the Proxy Statement for the 2009 Annual Meeting?"

In evaluating nominations for candidates for membership on our Board of Directors, the Corporate Governance and Nominating Committee will seek to achieve a balance of knowledge, experience and capability on the Board and to address the following membership criteria. Members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all of their directors' duties.

Shareholder   Communications  and  Director  Attendance  at  Annual  Shareholder
Meetings

The Board welcomes communications from shareholders and has adopted a procedure for receiving and addressing such communications. Shareholders may send written communications to the entire Board or individual directors, addressing them to Flanigan's Enterprises, Inc., 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334, Attention: Corporate Secretary. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly junk mail or a mass mailing, a business solicitation, advertisement or job inquiry, or is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

Recognizing that director attendance at the Company's annual meeting of shareholders can provide shareholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to strongly encourage, but not require, the members of the Board to attend such meetings. All of our directors attended the 2007 Annual Meeting of Shareholders.

Our policies regarding shareholder communications and director attendance, (which may be modified from time to time), can be found on our website at www.flanigans.net
-----------------

Director Compensation

Members of our Board of Directors who are employed by the Company presently receive no additional remuneration for acting as directors. We compensate our non-employee directors at the rate of $7,500 per year, plus $250 for each meeting of the Board of Directors attended. In addition, we also reimburse directors for reasonable out-of-pocket expenses incurred in connection with their attendance at Board of Director meetings. Four regularly scheduled Board of Director meetings are typically held during the fiscal year.

The following table sets forth the compensation paid by us during fiscal 2007 to our non-employee directors:

                           DIRECTOR COMPENSATION TABLE

                               Annual Compensation
                               -------------------

--------------------------------------------------------------------------------------------------------------
                                                                        Change in
                                                                      Pension Value
                                                                         and Non
                      Fees                                              qualified
                    Earned or                         Non-Equity        Deferred
                    Paid in     Stock      Option    Incentive Plan   Compensation      All Other      Total
      Name          Cash ($)    Awards     Awards    Compensation       Earnings      Compensation      ($)
      ----          --------    ------     ------    ------------       --------      ------------      ---
--------------------------------------------------------------------------------------------------------------
Barbara J. Kronk      9,500     0          0         0                 0               0               9,500
--------------------------------------------------------------------------------------------------------------
Germaine M Bell       9,500     0          0         0                 0               0               9,500
--------------------------------------------------------------------------------------------------------------
Mike Roberts          9,500     0          0         0                 0               0               9,500
--------------------------------------------------------------------------------------------------------------
Patrick J. Flanigan   8,500     0          0         0                 0               0               8,500
--------------------------------------------------------------------------------------------------------------
Michael B. Flanigan   8,500     0          0         0                 0               0               8,500
--------------------------------------------------------------------------------------------------------------

                      COMPENSATION DISCUSSION AND ANALYSIS

Compensation Program Objective

We do not have a compensation committee. Our Board of Directors is responsible for establishing and administering our policies governing the compensation of our executive officers, who are appointed by our Board of Directors. Because we are a "controlled" company as defined by the AMEX and SEC rules since more than 50% of our issued and outstanding common stock is owned by the immediate family of our Chairman of the Board of Directors and other officers and directors of the Company, we are not required to have (i) a compensation committee comprised of independent directors, or (ii) a majority of our independent members of our Board determine or recommend to our Board, the compensation levels of our executive officers.

The primary objective of our executive compensation program is to attract, motivate and retain the executive talent needed to facilitate our business strategies and long-range plans and to optimize shareholder value in a competitive environment.

Our Board of Directors employs the following principles to provide an overall framework for the compensation of our executive officers:

      o     reward outstanding performance;
      o motivate executive officers to perform to the fullest of their abilities;
      o tie a significant portion of executives' total compensation to our annual and long-term financial performance and the creation of incremental shareholder value;
      o offer compensation opportunities that attract and motivate the best talent; and
      o retain those with leadership abilities and skills necessary for building long-term stockholder value.

Compensation Categories

Our Board of Directors considers all elements of compensation when determining total compensation and the individual components of total compensation. Our Board of Directors allocates total compensation between currently paid and long-term compensation, cash and non-cash compensation. Our Board of Directors believes that each of these compensation categories provides incentives and rewards that address different elements of the compensation program's objective and when considered together serve to achieve our overall compensation objectives.

Our Board of Directors examines each of these factors in determining the basis for allocating compensation to each different form of award, such as the relationship of the award to the achievement of our long-term goals, management's exposure to downside equity performance risk and the analysis of cost to the company versus expected benefit to the executive. As part of this analysis, our Board of Directors believes that a meaningful portion of each executive's compensation should be placed at-risk and linked to the accomplishment of specific results that are expected to lead to the creation of value our shareholders from both the short-term and long-term perspectives.

Our Board of Directors believes that currently paid cash compensation provides our executives with short-term rewards for success in achieving individual and Company performance goals. Currently paid cash consideration includes base salary and annual cash incentive bonuses. Our Board of Directors believes that providing executives with competitive currently paid cash consideration is the central element of attracting, retaining and motivating high quality executives.

Our Board of Directors believes that currently paid non-cash compensation provides our executives with the same benefits as currently paid cash compensation. Items of currently paid non-cash compensation for certain executive officers include a Company provided vehicle or car allowance, Company sponsored health insurance and other non-cash benefits.

Compensation Elements

Our executive compensation program consists primarily of the following elements:

Base Salary

Base  salary  is  used  to  recognize  the  experience,  skills,  knowledge  and responsibilities required of our executive officers in their roles. When establishing the 2007 base salaries of our executive officers other than the Chief Executive Officer, the Board of Directors considered a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual's responsibility, the historical base salary of the individual and recommendations from the Chief Executive Officer. The Board of Directors considered these same factors in establishing the base salary of the Chief Executive Officer, as well as additional factors such as the Chief Executive Officer's industry experience and profile. In addition, the Board of Directors considered competitive market practices with respect to these salaries, although it did not set base salaries according to specific benchmarking standards.

The salaries of our executive officers are reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities and modified for merit, the general performance of the Company, the executive's success in meeting or exceeding individual performance objectives and if significant corporate goals were achieved. If necessary, the Board of Directors also realigns base salaries with market levels for the same positions in the companies of similar size to the Company represented in the compensation data it reviews.

Annual Incentive  Bonuses

Our variable compensation program includes eligibility for annual performance-based and discretionary cash bonuses for senior management, including each of our executive officers. In all cases, the amount of the cash bonus is impacted by our results of operations. The awards of variable compensation to the Chief Executive Officer and our executive officers are reflected in the Summary Compensation Table below.

Employee Benefit Plans

We provide group life and health insurance plans for our hourly and salary employees. We also maintain a 401(k) retirement plan for our hourly and salary employees. Pursuant to the plan, participants may elect to make pre-tax contributions to the plan, subject to certain limitations imposed under the plan and the Internal Revenue Code of 1986, as amended. In addition, we may make periodic discretionary contributions to the plan.

Other Benefits and Perquisites

We provide the opportunity for our executive officers to receive certain perquisites and general health and welfare benefits. We offer these benefits to provide an additional incentive for our executives, to remain competitive in the general marketplace for executive talent and to enable our executives to better focus on their performance.

We have or may provide the following personal benefits and perquisites to our executive officers:

o eligibility to participate in our health, dental, vision, disability insurance and life insurance eligibility to participate in our health, dental, vision, disability programs; insurance and life insurance programs, and;
o a Company provided vehicle or car allowance, along with the reimbursement of expenses related to operating, maintaining and insuring the vehicle; and
o eligibility to participate in our 401(k) retirement plan, subject to certain limitations imposed under the plan and the Internal Revenue Code of 1986.

Stock Option Grants in Last Fiscal Year.

We granted no stock options during the fiscal year 2007.

Stock Ownership Guidelines

We have not implemented stock ownership guidelines for our executive officers. We will continue to periodically review best practices and re-evaluate our position with respect to stock ownership guidelines.

                             EXECUTIVE COMPENSATION

         The following table sets forth information regarding the compensation paid or distributed for services rendered by our principal executive, our principal financial officer and our other executive officers whose total compensation exceeded $100,000 (collectively the "Named Executives") for services rendered in all capacities to us during the years indicated. For purposes of this table, compensation paid or distributed in one fiscal year may include payment of bonuses accrued in a prior fiscal year.


                                                                                          Change in
                              --------------------------------                             Pension
                                                                                             Non
                                                                          Non Equity       Deferred
                                                        Stock   Option  Incentive Plan   Compensation  All Other
Name and Principal Position   Year   Salary    Bonus    Awards  Awards   Compensation      Earnings   Compensation   Total (1)(5)(6)
---------------------------   ----   ------    -----    ------  ------   ------------      --------   ------------   --------------
Joseph G. Flanigan, (3)       2007  $0        $0        $       $         $                $           $              $0
Chairman of the               2006   0         0                                                                       0
Board and Chief Executive     2005   50,000    39,000                                                                  89,000
Officer through January

James G. Flanigan (4)         2007  $150,000  $490,000  $       $         $                $           $27,000        $667,000 (2)
Chairman of the Board and     2006   150,000   261,000                                                  28,000         439,000

                                       19

Chief Executive Officer       2005   150,000   174,000                                                  24,000         348,000

Jeffrey D. Kastner (4)        2007   145,000  $234,000  $       $         $                $           $               379,000
Chief Financial Officer       2006   145,000   158,000                                                                 303,000
General Counsel and           2005   145,000   145,000                                                                 290,000
Secretary


August Bucci (4)              2007   145,000  $251,000  $       $         $                $           $              $396,000
Chief Operating Officer       2006   145,000   175,000                                                                 320,000
and Executive Vice            2005   145,000   145,000                                                                 290,000
President


Jean Picard (4)               2007   80,000   $88,000   $       $         $                $           $              $168,000
Vice President o Package      2006   80,000    62,000                                                                  142,000
Operations                    2005   80,000    51,000                                                                  131,000


--------------------------------------------------------------------------------

(1) This table does not include incidental personal benefits of a limited nature. Although the amount of such benefits and extent to which they are related to job performance cannot be ascertained specifically, we have concluded that the aggregate per Named Executive Officer does not exceed $10,000.

(2) Includes the amount of the premium paid by the Company for life insurance on Mr. Flanigan's life, ($24,000 - 2007; $25,000 - 2006 and $22,000 - 2005) the beneficiary of which has been designated by Mr. Flanigan.

(3) On June 3, 1987, the Company entered into an Employment Agreement, ("Agreement"), with Joseph G. Flanigan effective January 1 through December 31, 1988 and subject to one year extensions unless either the Company or such executive delivered a notice that the term would not be extended. Mr. Flanigan receives a base salary of $150,000, plus a performance bonus equal to ten percent of the annual income of the Company before income taxes, depreciation and amortization, in excess of $650,000, excluding extraordinary items. The Agreement terminated upon the death of Mr. Flanigan on January 28, 2005.

(4) Includes bonus amounts equal to 14% (for James G. Flanigan), 2.25% (for each of Jeffrey D. Kastner and August Bucci) and 1.5% (for Jean Picard), of our annual income, before income taxes, depreciation and amortization, which exceeds $650,000, excluding extraordinary items. These amounts are typically paid within 45 days after the end of our fiscal year and for our fiscal years ended 2007, 2006 and 2005, amounted to $306,600, $366,000 and $313,600 paid to Mr. Flanigan; $49,300, $59,000 and $50,400 paid to each of Messrs. Kastner and Bucci; and $32,800, $39,000 and $33,600 paid to Mr. Picard.

         Also includes annual performance based bonus amounts payable to each of Messrs. Kastner and Bucci equal to 5% of our pre-tax net income before depreciation and amortization from our Company owned restaurants and our share of the pre-tax net income before depreciation and amortization from the restaurants owned by the limited partnerships where we are the general partner and our share of the pre-tax income before depreciation and amortization from the restaurant owned by an unaffiliated third party that we manage. These amounts are typically paid within 120 days of the end of our fiscal year and for our fiscal years ended 2007, 2006 and 2005 amounted to $161,000, $149,000 and
         $108,000 paid to each of Messrs. Kastner and Bucci.

         Also includes annual performance based bonus amounts payable to Mr. Picard , equal to 3% of our pre-tax net income before depreciation and amortization from our Company owned package liquor stores. These amounts are typically paid within 120 days of the end of our fiscal year and for our fiscal years ended 2007, 2006 and 2005, amounted to $21,600, $32,000 and $27,000, paid to Jean Picard.

(5)      Does not include the  following  cash  dividends  paid to our executive
         officers  and  directors  as  shareholders  of  the  Company,   not  as
         compensation.



                                         Annual Dividends
                                         ----------------

                                              Fiscal
            Name                               Year    Dividends Paid
            ----                               ----    --------------

            James G. Flanigan                  2007      $       --
            Chairman of the Board and          2006      $   66,220
            Chief Executive Officer            2005      $   52,431

            Jeffrey D. Kastner,                2007      $       --
            Chief Financial Officer            2006      $    7,113
            General Counsel and Secretary      2005      $    6,503

            August Bucci,                      2007      $       --
            Chief Operating Officer            2006      $   14,000
            and Executive Vice President       2005      $   12,800

            Jean Picard                        2007      $       --
            Vice President of Package          2006      $      375
            Operations                         2005      $      342

            Patrick J. Flanigan                2007      $       --
            Director                           2006      $   37,100
                                               2005      $   33,920

            Michael B. Flanigan                2007      $       --
            Director                           2006      $   42,551
                                               2005      $   48,903

            Christopher O'Neil                 2007      $       --
            Supervisor, Director               2006      $      385
                                               2005      $       --
                                               --------------------
            All Executive Officers             2007      $       --
                                               2006      $  167,744
                                               2005      $  154,899

(6) Does not include any limited partnership distributions made by any of the affiliated limited partnerships or any franchise or management fees paid by franchisees, which are affiliated with any of the Named Executives. See "Related Party Transactions".

Outstanding Equity Awards

      The following table sets forth certain information with respect to outstanding equity awards at September 29, 2007 with respect to the Named Executives.


               Outstanding Equity Awards at Fiscal Year-End Table


                                                   Option Awards                                Stock Awards
                                                   -------------                                ------------
                                                                                                                           Equity
                                                                                                                 Equity  Incentive
                                                                                                               Incentive    Plan
                                                                                                                  Plan     Awards:
                                                                                                                 Awards:   Market
                                                              Equity                                            Number of    or
                                                             Incentive                        Number   Market   Unearned    Payout
                                                               Plan                            of     Value of   Shares   Value of
                                   Number        Number       Awards:                         Shares   Shares     or      Unearned
                                     of            of       Number of                          of        of      Other    Shares or
                                 Securities    Securities   Securities                        Stock    Stock     Rights     Other
                                  Underlying   Underlying   Underlying                         That     That      That     Rights
                                 Unexercised   Unexercised  Unexercised   Option               Have     Have      Have      That
                                   Options       Options     Unearned    Exercise   Option     Not      Not       Not     Have Not
                                     (#)      Unexercisable   Options     Price   Expiration  Vested   Vested    Vested    Vested
         Name                     Exercisable      (1)          (#)        ($)       Date      (#)      ($)       (#)        ($)
--------------------------------  ----------- ------------- ----------- --------- ---------- ------- --------- --------- -----------
James G. Flanigan                   10,000                                 6.35     5/20/09
   Chief Executive Officer
Jeffrey D. Kastner                   7,500                                 6.35     5/20/09
   Chief Financial Officer,
   General Counsel and
   Secretary
August Bucci                         7,500                                 6.35     5/20/09
   Chief Operating Officer and
   Executive Vice President
Jean Picard
   Vice President of Package
   Operations


--------------------------------------------------------------------------------

Option Exercises and Shares Vested

      The following table sets forth certain information with respect to option and stock exercises during the fiscal year ended September 29, 2007 with respect to the Named Executives.

                                                              Option Awards                       Stock Awards
                                                     --------------------------------   -------------------------------
                                                                                          Number of
                                                       Number of       Value Realized      Shares
                                                     Shares Acquire     on Exercise      Acquired on     Value Realized
Name and Principal Position                          on Exercise (#)        ($)           Vesting (#)    on Vesting ($)
------------------------------------------------     ---------------   --------------   -------------    --------------
James G. Flanigan                                           0                                 0
   Chief Executive Officer
Jeffrey D. Kastner                                          0                                 0                 $
   Chief Financial Officer, General Counsel and
August Bucci                                                0                                 0                 $
   Chief Operating Officer and Executive Vice
Jean Picard                                                 0                                 0                 $
   Vice President of Package Operations


Pension Benefits

         We do not have any plan that provides for payments or other benefits at, following, or in connection with, retirement.

Nonqualified Deferred Compensation

         We do not have any plan that provides for deferred compensation.

                           RELATED PARTY TRANSACTIONS


Affiliated Franchises
---------------------


Coconut Grove, Florida

James G. Flanigan, our Chairman of the Board of Directors, Chief Executive Officer and President of the Company, and Michael B. Flanigan, a member of our Board of Directors and James G. Flanigan's brother, are each a 35.24% owner of a company which has a franchise arrangement with us for the operation of a combination restaurant/package liquor store located in Coconut Grove, Florida. James G. Flanigan manages the day-to-day business operations of this franchised location. During fiscal year 2007, this franchised location's operations generated $6,887,447 in gross revenues and paid to us $160,263 in franchise fees.

Pompano Beach, Florida

Patrick G. Flanigan, brother to both James G. Flanigan and Michael B. Flanigan and a member of our Board of Directors, also owns 100% of a company which has a franchise arrangement with us for the operation of a combination restaurant/package liquor store located in Pompano Beach, Florida. Patrick G. Flanigan manages the day-to-day business operations of this franchised location. During fiscal year 2007, this franchised location's operations generated $4,560,828 in gross revenues and paid to us $118,629 in franchise fees.


Boca Raton, Florida

James G. Flanigan owns 100% of a company which manages a restaurant for a company which has a franchise arrangement with us for the operation of a restaurant located in Boca Raton, Florida. James G. Flanigan manages the day-to-day business operations of this franchised location. During fiscal year 2007, this franchised location's operations generated $3,247,500 in gross revenues and paid to us $97,287 in franchise fees. .


Deerfield Beach, Florida

Our officers and directors collectively own 30% of a company which has a franchise arrangement with us for the operation of a combination restaurant/package liquor store located in Deerfield Beach, Florida. The shareholder interest of the Chairman's family represents an additional 60% of the total invested capital. The Company manages the day- to- day operations of this franchised location. During fiscal year 2007, this franchised location's operations generated $2,487,543 in gross revenues and paid to us $59,846 in franchise and management fees.


Fort Lauderdale, Florida

Patrick G. Flanigan is the sole general partner and a 25% limited partner in a limited partnership which has a franchise arrangement with us for the operation of a restaurant located in Fort Lauderdale, Florida. Patrick G. Flanigan manages the day-to-day operations of this franchised location. The Company is a 25% limited partner in this limited partnership and officers and directors of the Company (excluding Patrick G. Flanigan) own an additional 32.6% limited partnership interest in this franchised location. During fiscal year 2007, this franchised location's operations generated $2,264,665 in gross revenues and paid to us $67,940 in franchise fees.


Affiliated Limited Partnerships
-------------------------------

Surfside, Florida

We are the sole general partner and a 42% limited partner in this limited partnership which has owned and operated a restaurant in Surfside, Florida under our "Flanigan's Seafood Bar and Grill" service mark since March 6, 1998. An additional 34.7% limited partnership interest is collectively beneficially owned by our officers and directors or their families.


Kendall, Florida

We are the sole general partner and a 40% limited partner in this limited partnership which has owned and operated a restaurant in Kendall, Florida under our "Flanigan's Seafood Bar and Grill" service mark since April 4, 2000. An additional 29.5% limited partnership interest is collectively beneficially owned by our officers and directors or their families.


West Miami, Florida

We are the sole general partner and a 25% limited partner in this limited partnership which has owned and operated a restaurant in West Miami, Florida under our "Flanigan's Seafood Bar and Grill" service mark since October 11, 2001. An additional 42.4% limited partnership interest is collectively beneficially owned by our officers and directors or their families.


Weston, Florida

We are the sole general partner and a 28% limited partner in this limited partnership which has owned and operated a restaurant in Weston, Florida under our "Flanigan's Seafood Bar and Grill" service mark since January 20, 2003. An additional 34.3% limited partnership interest is collectively beneficially owned by our officers and directors or their families.


Stuart, Florida

We are the sole general partner and 12% limited partner in this limited partnership which has owned and operated a restaurant in a Howard Johnson's Hotel in Stuart, Florida under our "Flanigan's Seafood Bar and Grill" service mark since January 11, 2004. An additional 31.0% limited partnership interest is collectively beneficially owned by our officers and directors or their families.


Wellington, Florida

We are the sole general partner and a 26% limited partner in this limited partnership which has owned and operated a restaurant in Wellington, Florida under our "Flanigan's Seafood Bar and Grill" service mark since May 27, 2005. An additional 25.1% limited partnership interest is collectively beneficially owned by our officers and directors or their families


Pinecrest, Florida

We are the sole general partner and a 39% limited partner in this limited partnership which has owned and operated a restaurant in Pinecrest, Florida under our "Flanigan's Seafood Bar and Grill" service mark since August 14, 2006. An additional 14.9% limited partnership interest is collectively beneficially owned by our officers and directors or their families.

Pembroke Pines, Florida

We are the sole general partner and a 16% limited partner in this limited partnership which has owned and operated a restaurant in Pembroke Pines, Florida under our "Flanigan's Seafood Bar and Grill" service mark since October 29, 2007. An additional 14.9% limited partnership interest is collectively beneficially owned by our officers and directors or their families.


Davie, Florida

We are the sole general partner and a 48% limited partner in this limited partnership which raised funds through a private offering to close on the purchase of a restaurant location in Davie, Florida and to renovate the same for operation as a "Flanigan's Seafood Bar and Grill" restaurant. An additional 9.5% limited partnership interest is collectively beneficially owned by our officers and directors or their families. We expect this restaurant to open for business during the third quarter of our fiscal year 2008.

During our fiscal years 2007, 2006 and 2005, our executive officers and/or directors received the following distributions as limited partners of the above-described limited partnerships and not as compensation:

                                                        Annual Distributions from Affiliated Limited Partnerships
                                                        ---------------------------------------------------------

                              Fiscal  Surfside,    Kendall,    W. Miami    Weston      Stuart    Wellington  Pinecrest
Names                          Year      Fl.         Fl.          Fl.        Fl.         Fl.          Fl.        Fl.        Total
-----                          ----   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
James G. Flanigan,             2007   $   4,200   $  42,900   $  24,750   $  11,419   $      --   $   2,375   $   1,500   $  87,144
Chairman of the Board          2006   $   7,500   $  43,725   $  32,850   $  10,150   $     500   $   5,625               $ 100,350
and Chief Executive Officer    2005   $   8,750   $  37,950   $  40,950   $  10,150   $   1,000   $   1,250               $ 100,050

Jeffrey D. Kastner,            2007   $   2,100               $   2,750   $   1,630   $      --   $   4,750   $   3,500   $  14,730
Chief Financial Officer,       2006   $   3,750               $   3,650   $   1,450   $   1,000   $  11,250                  21,100
General Counsel and Sec'y      2005   $   4,375               $   4,550   $   1,450   $   2,000   $   2,500                  14,875

August H. Bucci,               2007   $     840   $   6.500   $   6,600   $   6,525   $      --   $   4,750   $   3,500   $  28,715
Chief Operating Officer and    2006   $   1,500   $   6,625   $   8,760   $   5,800   $   2,500   $  11,250               $  36,435
Executive Vice President       2005   $   1,750   $   5,750   $  10,920   $   5,800   $   5,000   $   2,500               $  31,720

Jean Picard,                   2007   $     840   $   1.300   $   1,100   $     753   $      --   $     950   $     500   $   5,443
Vice President of Package      2006   $   1,500   $   1,325   $   1,460   $     580   $     250   $   2,250               $   7,365
Store Operations               2005   $   1,750   $   1,150   $   1,820   $     580   $     500   $     500               $   6,300

Patrick J. Flanigan,           2007   $   2,100   $   1.300   $  11,000   $   9,135   $      --   $   4,750   $   1,500   $  29,785
Director                       2006   $   3,750   $   1,325   $  14,600   $   8,120   $   6,000   $  11,250               $  45,045
                               2005   $   4,375   $   1,150   $  18,200   $   8,120   $  12,000   $   2,500               $  46,345

Michael B. Flanigan,           2007   $   7,140   $  42.900   $  27,500   $  21,859   $      --   $   9,500   $  15,500   $ 124,399
Director                       2006   $  12,750   $  43,725   $  36,500   $  19,430   $   6,000   $  22,500               $ 140,905
                               2005   $  14,875   $  37,950   $  45,500   $  19,430   $  12,000   $   5,000               $ 134,755

Christopher O'Neil,            2007                                                   $      --   $   1,900   $   2,000   $   3,900
Supervisor, Director           2006                                                   $     500   $   4,500               $   5,000
                               2005                                                   $   1,000   $   1,000               $   2,000

Mike Roberts                   2007   $     840                           $     753   $      --                           $   1,593
Director                       2006   $   1,500                           $     580   $     250                           $   2,330
                               2005   $   1,750                           $     580   $     500                           $   2,830

                                       26

Germaine M. Bell,              2007   $     420                                                                           $     420
Director                       2006   $     750                                                                           $     750
                               2005   $     875                                                                           $     875

All Executive Officers         2007   $  18,480   $  94.900   $  73,700   $  52,074   $      --   $  28,975   $  28,000   $ 296,129
and Directors                  2006   $  33,000   $  96,725   $  97,820   $  46,110   $  17,000   $  68,625               $ 359,280
                               2005   $  38,500   $  83,950   $ 121,940   $  46,110   $  34,000   $  15,250               $ 339,750

Each of the above transactions was reviewed by the Board of Directors at the time made and were, in the opinion of management and the Board, entered into on terms which were no less favorable to the Company than could be obtained in similar transactions with disinterested third parties.

                          INDEPENDENT PUBLIC ACCOUNTANT

We retained Rachlin Cohen & Holtz, LLP, which firm acted as our principal accountant during fiscal year 2007, as our principal accountant for fiscal year 2008. A representative of Rachlin Cohen & Holtz, LLP is expected to be present at the Annual Meeting; will have an opportunity to make a statement, if he or she so desires; and is expected to be available to respond to appropriate questions.

                                    AUDIT FEE

In our fiscal year ended September 29, 2007, we paid Rachlin Cohen & Holtz, LLP, $123,000 in connection with the preparation of our annual audit and our filing on Form 10-K and $70,000 for the quarterly review of our filings on Form 10-Q.

In the fiscal year ended September 30, 2006, we paid Rachlin Cohen & Holtz, LLP, $108,000 in connection with the preparation of our annual audit and our filing on Form 10-K and $53,000 for the quarterly review of our filings on Form 10-Q.

           AUDIT COMMITTEE POLICY REGARDING PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF OUR INDEPENDENT AUDITORS

Our Audit Committee has established a policy that generally requires that all audit and permissible nonaudit services provided by the Company's independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. From the time that the recently adopted pre-approval requirements became effective, all permissible non-audit services provided by the Company's independent auditors have been pre-approved by the Company's Audit Committee. Our Audit Committee has considered whether the provision of services under the heading "All Other Fees" is compatible with maintaining the accountants' independence and determined that it is consistent with such independence.

           FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

Rachlin Cohen & Holtz, LLP did not perform any services or bill any fees for direct or indirect operation and/or supervision of the operation of our information systems, management of our local area network and/or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that are significant to our financial statements taken as a whole for our fiscal year ended September 29, 2007.

                                 ALL OTHER FEES

In our fiscal year ended September 29, 2007, we paid Rachlin Cohen & Holtz, LLP an aggregate of $35,000 for the preparation of our income tax returns and $12,000 in connection with the IRS audit of our income tax return for the fiscal year ended October 1, 2005.

In our fiscal year ended September 30, 2006, we paid Rachlin Cohen & Holtz, LLP an aggregate of $32,000 for the preparation of our income tax returns and assistance in preparing our personal property tax returns.

In each of our fiscal years ended September 29, 2007 and September 30, 2006, we paid Rachlin Cohen & Holtz, LLP $10,000 in connection with the audit of our 401(k) Plan.

The Audit Committee has considered the provisions for services by Rachlin Cohen & Holtz, LLP, other than services rendered in connection with auditing of our annual financial statements and reviewing our interim financial statements and determined that the provisions for these services are compatible with maintaining the independence of Rachlin Cohen & Holtz, LLP.

                  STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

The rules and regulations of the Securities and Exchange Commission afford shareholders the right to submit proposals to us which we must then include in our proxy materials and which will be voted on by shareholders at the Annual Meeting next ensuing. Under these regulations any shareholder desiring to submit a proposal to be voted on at our 2009 Annual Meeting must deliver the proposal to us no later than September 26, 2008.

                            AVAILABILITY OF FORM 10-K

We will furnish, upon request and without charge to each shareholder from whom we solicit a proxy, a copy of our current annual report on Form 10-K, without exhibits, filed with the SEC. Requests should be in writing and addressed to our corporate headquarters, 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334.
Attn: Corporate Secretary

                                 OTHER MATTERS

As of the date of this proxy statement, we do not intend to present and have not been informed that any other person intends to present, any matters for action at the meeting other than those specifically referred to herein. If, however, any other matters are properly presented at the meeting it is the intention of the persons named in the proxies to vote the shares of stock represented thereby in accordance with their best judgment on such matters.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Jeffrey D. Kastner
                                    Secretary

                                    January 25, 2008

[X]  PLEASE MARK VOTES             REVOCABLE PROXY
     AS IN THIS EXAMPLE     FLANIGAN'S ENTERPRISES, INC.


Proxy Solicited on Behalf of the Board of Directors of Flanigan's Enterprises, Inc. for Annual Meeting of Shareholders February 29, 2008

The undersigned shareholder of Flanigan's Enterprises, Inc., a Florida corporation (the "Company") hereby constitutes and appoints Jeffrey D. Kastner and James G. Flanigan, jointly and severally as his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Flanigan's Enterprises, Inc, to be held at the Company's executive offices, 5059 N.E. 18th Avenue, Ft. Lauderdale, FL 33334 on Friday, February 29, 2008 at 10:00 A.M. and at any adjournments or postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and revokes any proxy heretofore given with respect to such meeting.

         Please sign exactly as name appears below.


                                                                  With-  For All
                                                           For    hold   Except
1.    ELECTION OF DIRECTORS.                               [_]    [_]    [_]

      Nominees:

      August Bucci, Germaine M. Bell, Patrick J. Flanigan

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except"and write that nominee's name in the space provided below.

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2. In their discretion upon other matters as may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal one.

      When shares are held by joint tenants, both must sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
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|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

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             Detach above card, sign, date and mail in postage paid
                               envelope provided.


                          FLANIGAN'S ENTERPRISES, INC.
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                               PLEASE ACT PROMPTLY
                     SIGN, DATE &MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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